UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): April 27, 2022

The New York Times Company
(Exact name of registrant as specified in its charter)

New York		1-5837			13-1102020
(State or other jurisdiction of incorporation)		(Commission File Number)			(I.R.S. Employer Identification No.)
	620 Eighth Avenue,	New York,	New York	10018
	(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code:  (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	NYT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
The annual meeting of stockholders of The New York Times Company (the “Company”) was held on April 27, 2022. At the annual meeting, the Company’s stockholders voted on three proposals and cast their votes as follows:

Proposal Number 1 — Election of directors
The stockholders (with Class A and Class B common stockholders voting separately) elected all of management’s nominees for election as directors. The results of the vote taken were as follows:

Directors	For	Withheld	Broker Non-Vote
(Vote results of Class A common stockholders)
Amanpal S. Bhutani	141,995,970	693,381	10,461,930
Manuel Bronstein	140,969,015	1,720,336	10,461,930
Doreen Toben	139,915,288	2,774,063	10,461,930
Rebecca Van Dyck	132,648,339	10,041,012	10,461,930
(Vote results of Class B common stockholders)
Beth Brooke	756,499	0	4
Rachel Glaser	756,499	0	4
Arthur Golden	756,499	0	4
Hays N. Golden	756,499	0	4
Meredith Kopit Levien	756,499	0	4
Brian P. McAndrews	756,499	0	4
David Perpich	756,499	0	4
John W. Rogers, Jr.	756,499	0	4
A.G. Sulzberger	756,499	0	4
Proposal Number 2 — Ratification of the selection of Ernst & Young LLP as auditors

The stockholders (with Class A and Class B common stockholders voting together) ratified the selection, by the Audit Committee of the Board of Directors, of Ernst & Young LLP, an independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 31, 2022. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
151,953,993	348,431	1,605,360	Not Applicable
Proposal Number 3 — Advisory vote to approve executive compensation

The Class B common stockholders approved the advisory resolution on the compensation of the Company’s named executive officers. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
752,159	4,340	0	4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: April 29, 2022	By:	/s/ Diane Brayton
Diane Brayton
Executive Vice President, General Counsel and Secretary